                         AMENDMENT TO CREDIT AGREEMENT


     This AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is made as of the 28th day of March, 2000, by and among CECO GROUP, INC., CECO FILTERS, INC., AIR PURATOR CORPORATION, NEW BUSCH CO., INC., THE KIRK & BLUM MANUFACTURING COMPANY and KBD/TECHNIC, INC. (the "Borrowers"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), individually and as agent for itself and the other banks (collectively, the "Banks") which from time to time are parties to the hereinafter defined Credit Agreement (in such capacity, the "Agent").


                                   BACKGROUND

     A. The Agent, the Banks and the Borrowers are parties to a Credit Agreement dated as of December 7, 1999 (the "Credit Agreement").

     B. The Borrowers have requested and the Agent and the Banks have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     2. Amendments to Credit Agreements. The Credit Agreement is hereby amended as follows:

     (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "EBITDA Threshold" in its entirety.

     (b) Section 2.1(a) of the Credit Agreement is hereby amended by deleting all of clause (x)(ii) and inserting the following:

          (ii) "$2,000,000 until Term Loan C shall have been timely paid in full and the terms of subsection 6.1(e)(ii) with respect to required EBTIDA of CECO shall have been satisfied for any period tested pursuant to such subsection, and."

     (c) Section 2.1(b) of the Credit Agreement is hereby amended by deleting "the EBITDA Threshold shall have been satisfied", and inserting the following:

     "the terms of subsection 6.1(e)(ii) with respect to required EBITDA of CECO shall have been satisfied for any period tested pursuant to such subsection,"

     (d) Section 5.1(b) of the Credit Agreement is hereby amended by inserting the following at the end of such Section:

     "provided that, with respect to monthly periods ending on or before February 29, 2000 only, no consolidating statements of income, and no consolidating or consolidated balance sheets, statements of cash flow and statements of shareholders' equity shall be required to be delivered pursuant to this Section 5.1(b) for the applicable month; provided further, that the foregoing proviso shall not affect the requirement to deliver any other financial statements to be delivered under this subsection;"

     (e) Section 6.1(e) of the Credit Agreement is hereby amended by deleting the amount "$562,500" in the third line thereof and inserting "$250,000" in its place.

     3. Amendment to the Loan Documents. All references to the Credit Agreement in the Loan Documents and in any documents executed in connection therewith shall be deemed to refer to the Credit Agreement as heretofore amended and as amended by this Agreement.

     4. Ratification of the Loan Documents. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Agent, the Banks and the Borrowers agree that the Loan Documents and each of the documents executed in connection therewith are in full force and effect and each such document shall remain in full force and effect, as further amended by this Agreement, and each of the Borrowers hereby ratifies and confirms its obligations thereunder.

     5. Representations and Warranties.

     (a) Each Borrower hereby certifies that (i) the representations and warranties of such Borrower in the Credit Agreement are true and correct in all material respects as of the date hereof, as if made on the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Credit Agreement or the other Loan Documents exists on the date hereof.

     (b) Each Borrower further represents that it has all the requisite power and authority to enter into and to perform its obligations under this Agreement, and that the execution, delivery and performance of this Agreement have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Articles of Incorporation or by-laws of such Borrower, or of any indenture, note, loan or credit agreement, license or any other agreement, lease or instrument to which such Borrower is a party or by which such Borrower of any of its properties are bound.

     (c) Each Borrower also further represents that its obligation to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loans.

     (d) Each Borrower also further represents that there have been no changes to the Articles of Incorporation, by-laws or other organizational documents of each such Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

     6. Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

     (a) The Borrowers shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

          (i) This Agreement and the consent of the Guarantor (as defined in the Guaranty) attached hereto; and

          (ii) Such additional documents, certificates and information as the Agent may require pursuant to the terms hereof or otherwise reasonably request.

     (b) After giving effect to the amendments contained herein, the representations and warranties set forth in the Credit Agreement shall be true and correct on and as of the date hereof.

     (c) After giving effect to the amendments contained herein, no Event of Default hereunder, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

     (d) The Borrowers shall have paid the reasonable fees and disbursements of the Agent's counsel incurred in connection with this Agreement.

     7. No Waiver. Except as expressly provided herein, this Agreement does not and shall not be deemed to constitute a waiver by the Agent or the Banks of any Event of Default, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate the Agent or the Banks to agree to any further modifications to the Credit Agreement or any other Loan Document or constitute a waiver of any of the Agent's or the Banks' other rights or remedies.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                       CECO GROUP, INC.


                                       By: /s/ Richard J. Blum
                                           -------------------------
                                       Name:  Richard J. Blum
                                       Title: President, Chief Executive Officer


                                       CECO FILTERS, INC.


                                       By: /s/ Richard J. Blum
                                           -------------------------
                                       Name:  Richard J. Blum
                                       Title:


                                       AIR PURATOR CORPORATION


                                       By: /s/ Richard J. Blum
                                           -------------------------
                                       Name:  Richard J. Blum
                                       Title:


                                       NEW BUSCH CO., INC.


                                       By: /s/ Richard J. Blum
                                           -------------------------
                                       Name:  Richard J. Blum
                                       Title:

                                        THE KIRK & BLUM MANUFACTURING COMPANY


                                        By: /s/ Richard J. Blum
                                            -------------------------
                                        Name:  Richard J. Blum
                                        Title: President


                                        KBD/TECHNIC, INC.


                                        By: /s/ Richard J. Blum
                                            -------------------------
                                        Name:  Richard J. Blum
                                        Title: Chairman




                                        PNC BANK, NATIONAL ASSOCIATION,
                                         as Agent and as a Bank


                                        By: /s/ Nicholas J. Rucciuti
                                            -------------------------


                                        FIFTH THIRD BANK, as a Bank


                                        By: /s/ David R. Alexander
                                            -------------------------



                                        BANK ONE, N.A., as a Bank


                                        By: /s/ Mark G. Palazzo
                                            -------------------------

                              GUARANTOR'S CONSENT

     By Corporate Guaranty, dated December 7, 2000 (the "Guaranty"), the undersigned (the "Guarantor") guaranteed to the Agent and the Banks (as defined therein), subject to the terms and conditions set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Borrowers' execution of the foregoing Amendment to Credit Agreement. The Guarantor hereby acknowledges and agrees that the Guaranty remains unaltered and in full force and effect and is hereby ratified and confirmed.



                                     CECO ENVIRONMENTAL CORP.

                                     By: /s/ Marshall Morris
                                         ---------------------------------------
                                     Title: Chief Financial Officer